UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 15, 2005

Commission File Number 33-98404

T.J.T., INC.

(Exact name of registrant as specified in its charter)

WASHINGTON	82-0333246
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

843 North Washington, P.O. Box 278, Emmett, Idaho  83617

(Address of principal executive offices)

(208) 365-5321

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 (d)  Notice of Delisting  or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 15, 2005, the Company’s Board of Directors approved termination of the registration of the Company’s common stock under the Securities Exchange Act of  1934 (the “Act”).  The Company filed Form 15, Certificate and Notice of Termination of Registration (“Form 15”) on February 18, 2005.  The Company’s securities are held by less than 300 record holders.  Pursuant to Rules 12g-4(a)(1)(i) and 12h-3(b)(1)(i) under the Act, the Company’s duty to file any reports under Section 13(a) and 15(d) of the Act is suspended immediately upon filing Form 15.

Item 8.01  Other Events

On February 18, 2005, the Company issued a press release announcing its decision to deregister the Company’s common stock under the Securities Exchange Act of  1934.  A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of TJT, Inc. dated February 18, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TJT, Inc.

(Registrant)

By	/s/Larry B. Prescott
Larry B. Prescott
Chief Financial Officer
February 18, 2005